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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported)  November 3, 1998
                                                        ----------------


                            LIFE TECHNOLOGIES, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


               Delaware                 0-14991          34-0431300
     ------------------------------   -----------    ------------------
     (State or other jurisdiction     (Commission      (IRS Employer
          of incorporation)           File Number)   Identification No.)


9800 Medical Center Drive, Rockville, Maryland        20850
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(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:  (301) 610-8000
                                                     -----------------------


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     Life Technologies, Inc. (the "Company") has been advised by letter, dated November 6, 1998, from Dexter Corporation ("Dexter") that the Tender Offer Statement on Schedule 14D-1 of Dexter Acquisition Delaware, Inc. and Dexter, dated November 2, 1998, contains views of the Dexter-affiliated directors of the Company regarding the circumstances surrounding the disagreement referred to in
Item 6 below.


ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Effective November 3, 1998, Frank E. Samuel, Jr. and Iain C. Wylie resigned as members of the board of directors of the Company. In their letters of resignation, Messrs. Samuel and Wylie cited their disagreement with certain actions taken by the Company's board of directors, a majority of whom are affiliated with Dexter, the majority stockholder of the Company, and certain actions taken by Dexter in connection with a proposal made by Dexter on July 7, 1998 to purchase all shares of the Company not owned by it for a price of $37.00 per share in cash. Specifically, Messrs. Samuel and Wylie indicated their disagreement with the decision by the five Dexter affiliates on the Company's board to disband the special committee of independent directors of the Company, of which Messrs. Samuel and Wylie were two of three members, that had been formed to consider the Dexter proposal on behalf of the Company's public stockholders. Copies of the letters of resignation (including attachments) of Messrs. Samuel and Wylie are filed herewith as Exhibits 17.1 and 17.2, respectively. On November 5, 1998, the Company issued the press release filed herewith as Exhibit 99.

ITEM 7.  EXHIBITS.

     17.1 Letter dated November 3, 1998 from Frank E. Samuel, Jr. to the Board of Directors of the Company, together with the Joint Statement of the Former Members of the Special Committee and the June 2, 1998 letter to the Chairman of Dexter objecting to the Company stock repurchase plan referred to therein

     17.2 Letter dated November 3, 1998 from Iain C. Wylie to the Board of Directors of the Company, together with the Joint Statement of the Former Members of the Special Committee referred to therein

     99    Press release, dated November 5, 1998

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LIFE TECHNOLOGIES, INC.



Date:  November 6, 1998             By: /s/ Joseph C. Stokes, Jr.
                                    ---------------------------------
                                    Name:  Joseph C. Stokes, Jr.
                                    Title: Senior Vice President and
                                             Chief Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

17.1 Letter dated November 3, 1998 from Frank E. Samuel, Jr. to the Board of Directors of the Company, together with the Joint Statement of the Former Members of the Special Committee and the June 2, 1998 letter to the Chairman of Dexter objecting to the Company stock repurchase plan referred to therein

17.2 Letter dated November 3, 1998 from Iain C. Wylie to the Board of Directors of the Company, together with the Joint Statement of the Former Members of the Special Committee referred to therein

99    Press release, dated November 5, 1998